SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 29, 2005
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2005, providing for the issuance of the First Horizon Alternative Mortgage Securities Trust 2005-FA6, Mortgage Pass-Through Certificates, Series 2005-FA6).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-119657	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on July 27, 2005, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-FA6 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of July 29, 2005 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold a pool of fixed rate, fully amortizing, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On July 29, 2005, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2005 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $222,347,219 have been sold by the Registrant to (i) Deutsche Bank Securities Inc. pursuant to an Underwriting Agreement dated as of January 27, 2004 (the “Deutsche Bank Underwriting Agreement”), as supplemented by a Terms Agreement dated as of July 25, 2005 (the “Deutsche Bank Terms Agreement”), each by and among Deutsche Bank, the Registrant and FHHLC and (ii) Bear, Stearns & Co. Inc. (“Bear Stearns”) pursuant to an Underwriting Agreement dated as of July 24, 2002 (the “Bear Stearns Underwriting Agreement”), as supplemented by a Terms Agreement dated as of July 25, 2005 (the “Bear Stearns Terms Agreement”), each by and among Bear Stearns, the Registrant and FHHLC. The Deutsche Bank Underwriting Agreement and the Bear Stearns Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively. The Deutsche Bank Terms Agreement and the Bear Stearns Terms Agreement are filed herewith as Exhibit 1.3 and Exhibit 1.4, respectively.

Item 9.01        Financial Statements and Exhibits.

(c)       Exhibits
Exhibit No.	Description

1.1	Underwriting Agreement dated January 27, 2004, by and among Deutsche Bank, the Registrant and FHHLC *

1.2	Underwriting Agreement dated July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC **

1.3	Terms Agreement dated July 25, 2005 to Underwriting Agreement dated January 27, 2004, by and among Deutsche Bank, the Registrant and FHHLC

1.4	Terms Agreement dated July 25, 2005 to Underwriting Agreement dated July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of July 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of July 29, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on February 17, 2004, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)
** Previously filed with the Commission on August 6, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

August 3, 2005	By:	/s/ Alfred Chang
Alfred Chang
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated January 27, 2004, by and among Deutsche Bank, the Registrant and FHHLC *

1.2	Underwriting Agreement dated July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC **

1.3	Terms Agreement dated July 25, 2005 to Underwriting Agreement dated January 27, 2004, by and among Deutsche Bank, the Registrant and FHHLC

1.4	Terms Agreement dated July 25, 2005 to Underwriting Agreement dated July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of July 1, 2005, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of July 29, 2005, by and between FHHLC, as Seller, and FHASI, as Purchaser

* Previously filed with the Commission on February 17, 2004, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)
** Previously filed with the Commission on August 6, 2002, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-73524)